                                POWER OF ATTORNEY


Know all men by these presents:


That I, Edward R. Book, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of April, 1998.


                                                /s/ Edward R. Book
                                                -------------------------------
                                                Edward R. Book


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this    day of April, 1998, before me personally appeared Edward R. Book, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:
                                            ----------------------------------
                                            Notary Public

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Dorothy M. Brown, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                                /s/ Dorothy M. Brown
                                                ------------------------------
                                                Dorothy M. Brown


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Dorothy M. Brown, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                             /s/ Jennifer J. Aviles
                                                   ----------------------------
                                                   Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Robert L. Casale, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                              /s/ Robert J. Casale
                                              -------------------------------
                                              Robert J. Casale


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Robert J. Casale, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                          /s/ Jennifer J. Aviles
                                                -------------------------------
                                                Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Nicholas DeBenedictis, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ Nicholas DeBenetictis
                                             -------------------------------
                                             Nicholas DeBenedictis


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Nicholas DeBendictis, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                       /s/ Jennifer J. Aviles
                                             ----------------------------------
                                             Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Philip C. Herr, II, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ Philip C. Herr, II
                                             -------------------------------
                                             Philip C. Herr, II


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Philip C. Herr, II, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                       /s/ Jennifer J. Aviles
                                             ----------------------------------
                                             Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, J. Richard Jones, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ J. Richard Jones
                                             -------------------------------
                                             J. Richard Jones


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared J. Richard Jones, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                       /s/ Jennifer J. Aviles
                                             ---------------------------------
                                             Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, John P. Neafsey, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ John P. Neafsey
                                             -------------------------------
                                             John P. Neafsey


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared John P. Neafsey, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                        /s/ Jennifer J. Aviles
                                              ---------------------------------
                                              Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Charles L. Orr, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ Charles L. Orr
                                             -------------------------------
                                             Charles L. Orr


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Charles L. Orr, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                       /s/ Jennifer J. Aviles
                                             ----------------------------------
                                             Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Donald A. Scott, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                             /s/ Donald A. Scott
                                             -------------------------------
                                             Donald A. Scott


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Donald A. Scott, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                        /s/ Jennifer J. Aviles
                                              ---------------------------------
                                              Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, John J. F. Sherrerd, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                              /s/ John J. F. Sherrerd
                                              -------------------------------
                                              John J. F. Sherrerd


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared John J. F. Sherrerd, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                          /s/ Jennifer J. Aviles
                                                -------------------------------
                                                Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000

                                POWER OF ATTORNEY


Know all men by these presents:


That I, Harold A. Sorgenti, a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY, do hereby make constitute and appoint as my true and lawful attorneys in fact, ADAM SCARAMELLA and WILLIAM P. LOESCHE, or either of them severally for me and in my name, place and stead to sign the following registration statements and any and all amendments thereto on behalf of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and filed with the Securities and Exchange Commission:


Registration Statements for the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940 of certain variable annuity contracts and variable life insurance policies for the appropriate Separate Accounts.


Such appointment shall remain valid and in effect for so long as I shall be a member of the Board of Directors of PROVIDENT MUTUAL LIFE INSURANCE COMPANY and for so long as either ADAM SCARAMELLA and/or WILLIAM P. LOESCHE shall be employees of PROVIDENT MUTUAL LIFE INSURANCE COMPANY.

IN WITNESS WHEREOF, I have hereunto set my hand this first day of May, 1997.


                                                /s/ Harold A. Sorgenti
                                                -------------------------------
                                                Harold A. Sorgenti


Commonwealth of PENNSYLVANIA
                                       :ss
County of CHESTER

On this 1st day of May, 1997, before me personally appeared Harold A. Sorgenti, to me known and known to me to be the person mentioned and described in and who executed the foregoing instrument and he duly acknowledged to me that he executed the same.


My commission expires:                           /s/ Jennifer J. Aviles
                                                 ------------------------------
                                                 Notary Public
NOTARIAL SEAL
JENNIFER J. AVILES, Notary Public
City of Philadelphia, Phila. County
My Commission Expires July 24, 2000